UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 29, 2004

                            OREGON STEEL MILLS, INC.
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             (Exact name of registrant as specified in its charter)

      DELAWARE                           1-9887               94-0506370
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(State or other jurisdiction         (Commission            (IRS Employer
 of incorporation)                    File Number)          Identification No.)


1000 S.W. BROADWAY, SUITE 2200; PORTLAND, OREGON                  97205
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(Address of principal executive offices)                        (Zip code)


                                 (503) 223-9228
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                (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c)

SECTION 1 -  REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

             On September 29, 2004, Oregon Steel Mills, Inc. entered into an Underwriting Agreement with CIBC World Markets Corp. and UBS Securities LLC, as representatives of the underwriters named in the Underwriting Agreement. The Underwriting Agreement provides for the purchase by the underwriters of 7,500,000 shares of Oregon Steel Mills, Inc.'s common stock. In addition, the underwriters will have an option to purchase up to an additional 1,125,000 shares of common stock from Oregon Steel Mills, Inc. to cover over-allotments, if any. The underwriters will pay Oregon Steel Mills, Inc. $15.16 per share for all shares purchased. The Underwriting Agreement is subject to customary representations and warranties, indemnification provisions, and closing conditions and is expected to close on Tuesday, October 5, 2004. A copy of the Underwriting Agreement was filed as Exhibit 1.1 to Amendment No. 2 to Form S-3 Registration Statement (File No. 333-118959) filed with the SEC on September 23, 2004.

SECTION 7 - REGULATION FD

ITEM 7.01.  REGULATION FD DISCLOSURE

             On September 14, 2004, Oregon Steel Mills, Inc. ("Company") filed with the Securities and Exchange Commission a registration statement on Form S-3 (File No. 333-118959), as amended by Amendment No. 1 filed on September 20, 2004, and Amendment No. 2, filed on September 23, 2004 (collectively, the "Registration Statement"), relating to the registration under the Securities Act of 1933 of 8,625,000 shares of $0.01 par value Common Stock of the Company (which includes 1,125,000 shares subject to the underwriters' over-allotment option) with an aggregate offering price to the public of $16.00 per share, which Registration Statement was declared effective on September 29, 2004.

             The Company's Press Release, dated September 29, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

EXHIBIT
NUMBER            DESCRIPTION

99.1 Oregon Steel Mills, Inc. Company Press Release dated September 29, 2004, regarding the registration and pricing of common stock.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            OREGON STEEL MILLS, INC.
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                                  (Registrant)



Date:  September 29, 2004                By:    /s/ Jeff S. Stewart
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                                         Jeff S. Stewart
                                         Corporate Controller
                                         (Principal Accounting Officer)